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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): DECEMBER 23, 1996
                                                  -----------------




                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)



        DELAWARE                           0-11656              22-1807533
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 (State or other jurisdiction      (Commission File Number)     (I.R.S. EIN)
     of incorporation)



TWO NATIONWIDE PLAZA, SUITE 760, COLUMBUS, OHIO                      43215
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(Address of principal executive offices)                             (Zip  Code)


Registrant's telephone number, including area code: (614) 221-6000
                                                    --------------




                                    NO CHANGE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9.    RECENT SALES OF UNREGISTERED SECURITIES.
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           (a)   Date:     December 23, 1996

                 Title:    Subordinated Convertible Bond

                 Amount: One (1) bond of One Million and no/100 Dollars ($1,000,000.00)


           (b)   No underwriter. The security was sold to a European investor.

           (c)   A total offering price of One Million and no/100
                 Dollars ($1,000,000.00) with no underwriting discounts or commissions.

           (d) The exemption relied upon is Regulation S. The security was sold in an offshore transaction to a European investor and was issued in the name of a Swiss bank. Therefore, the transaction complied with the requirement that the offer not be made to a U.S. person and that the buy order be originated when the purchaser is outside of the United States. Additionally, no directed selling efforts were engaged in, since no activities with the potential to condition the United States' market for the sale of the securities were conducted. Furthermore, the sale qualifies for Regulation S's second safe harbor, as the issuer is a reporting issuer and has met all the offering restrictions imposed by the safe harbor. Namely, the certificate is properly legended as required by Regulation S (see Section 1.4 of Exhibit 1 hereto), the appropriate certification is required to exercise the conversion rights, and the issuer has adopted procedures to ensure compliance with Regulation S.

           (e) Terms of conversion. From and after February 2, 1997, the Bondholder may, from time to time, convert all or any portion (but not less than $100,000.00) of the principal amount of the Bond into fully paid nonassessable shares of the Company's common stock at a conversion ratio of two dollars (U.S. $2.00) of principal for one share of common stock.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE WENDT-BRISTOL HEALTH
                                         SERVICES CORPORATION


Dated:  January 3, 1997                 By:/s/ Sheldon A. Gold
                                           ------------------------------------
                                           Sheldon A. Gold, President























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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------


                            THE WENDT-BRISTOL HEALTH
                              SERVICES CORPORATION


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                                    EXHIBITS


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                                  EXHIBIT INDEX
                                  -------------

  EXHIBIT                                                              PAGE NO.
  -------                                                              --------

      1       Convertible subordinated bond, dated December               6
              23, 1996, by and between The Wendt-Bristol
              Health Services Corporation and Societe
              Generale Bank & Trust, or registered assigns.

















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